BlackRock FundsSM

BlackRock Tactical Opportunities Fund

(the “Fund”)

Supplement dated December 9, 2021 to the Statement of Additional Information of the Fund, dated August 27, 2021

Effective immediately, the Fund’s Statement of Additional Information is amended as follows:

The chart listing investments and investment strategies (the “Chart”) in the section entitled “I: Investment Objective and Policies” is deleted in relevant part and replaced as follows:

BlackRock Tactical Opportunities Fund
Options	X
Options on Securities and Securities Indices	X
Call Options	X
Put Options	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X
Options on Swaps (“Swaptions”)	X
Foreign Exchange Transactions	X
Spot Transactions and FX Forwards	X
Currency Futures	X
Currency Options	X
Currency Swaps	X
Short Sales	X

Accordingly, the footnotes to the Chart are hereby deleted.

Shareholders should retain this Supplement for future reference.

SAI-TO-1221SUP